Exhibit 10.7
EXECUTION VERSION

AMENDMENT NO. 1 TO
REGISTRATION RIGHTS AGREEMENT
This Amendment No. 1 (this “Amendment”) to the Registration Rights Agreement (as defined below) dated as of February 24, 2017, by and among Contura Energy, Inc., a Delaware corporation (the “Company”) and the holders of Common Stock of the Company set forth on the signature pages hereto (the “Required Parties”).
WHEREAS, the Company and certain holders of Common Stock of the Company have heretofore entered into a registration rights agreement (the “Registration Rights Agreement”) dated as of July 26, 2016, in connection with the issuance of Common Stock pursuant to the Plan;
WHEREAS, Section 13 of the Registration Rights Agreement states that the Registration Rights Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of the Registration Rights Agreement may be waived, only by a written instrument, (a) signed by (i) the Company, and (ii) the Holders of at least 20% of the Registrable Securities; provided, that no provision of the Registration Rights Agreement shall be modified or amended in a manner that is disproportionately and materially adverse to any Holder, without the prior written consent of such Holder, as applicable, or (b) in the case of a waiver, by the party hereto waiving compliance;

WHEREAS, the Required Parties hold at least 20% of the Registrable Securities; and
WHEREAS, the parties hereto desire to amend the Registration Rights Agreement in the manner set forth below.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. As used in this Amendment, terms defined in the Registration Rights Agreement or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Amendment refer to this Amendment as a whole and not to any particular section hereof.
Section 2. Amendments to the Registration Rights Agreement. As of the date hereof:

(a)	Section 10(a)(i) is hereby amended and restated as follows:
“(i)    within 60 days after the last day of each of the first three fiscal quarters of each fiscal year of the Company, (i) a balance sheet of the Company as of the end of each such period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein), subject to year-end audit adjustment, and (ii) a management discussion and analysis of financial condition and results of operations with respect to such financial statements; provided, however, that (i) no such financial statements or management discussion and analysis will be required for the fiscal quarter ended June 30, 2016, (ii) the Company shall have an additional 15 days to furnish such financial statements and management discussion and analysis for the fiscal quarter ended September 30, 2016, (iii) the Company shall not be required to include comparable prior period financial statements and related information in any quarterly report prior to the quarterly report for the quarter ended September 30, 2017 and (iv) the Company shall not be required to provide such financial statements or management discussion and analysis if the Company has filed a Registration Statement on either Form S-1 or S-3 with the Commission, or reasonably expects to do so within thirty (30) days; and”;

(b)	Section 10(a)(ii) is hereby amended and restated as follows:
“(ii)    within 90 days after the last day of each fiscal year of the Company, (i) a balance sheet of the Company as of the end of each such fiscal year, and a statement of income and a statement of cash flows of the Company for such year, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein) and setting forth in each case in comparative form the figures for the previous fiscal year, (ii) a management discussion and analysis of financial condition and results of operations with respect to such financial statements and (iii) a calculation of EBITDA with a reconciliation to the audited operating and cash flow statements; provided, however, that the Company shall not be required to include comparable prior period financial statements and related information in any annual report prior to the quarterly report for the quarter ended September 30, 2017. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants selected by the Company’s Board of Directors.”; and

(c)	Section 10(b) is hereby amended and restated as follows:
“Conference Calls. The Company will arrange and participate in quarterly conference calls to discuss its results of operations no later than three business days following that date on which each of the quarterly and annual reports are made available as provided in Section 10(a) of this Agreement; provided that the Company may limit the information made available during such conference calls to the extent the Company determines, in its sole discretion, that such information (x) would not be material to Holders or to the business, assets, operations or financial positions of the Company and its subsidiaries, taken as a whole, or (y) would otherwise cause material competitive harm to the business, assets, operations, financial position or prospects of the Company and its subsidiaries, taken as a whole; and provided further that (i) no such conference call shall be required in connection with the financial statements and management discussion and analysis for any accounting period prior to the fiscal quarter ended September 30, 2017, and (ii) no conference call shall be required in connection with the financial statements and management discussion and analysis for the fiscal quarter ended September 30, 2017 or any subsequent accounting period if the Company has an effective Registration Statement on either Form S-1 or S-3 on file with the Commission. The Company will provide on its public website (or through a public announcement or such other medium as the Company may use at the time) dial-in conference call information and presentations or materials referred to on such calls, if any, substantially concurrently with the posting of such reports as provided for in Section 10(a) of this Agreement.”
Section 3. Ratification of Registration Rights Agreement; Amendment Part of Registration Rights Agreement. Except as expressly amended hereby, the Registration Rights Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Registration Rights Agreement for all purposes, and every Holder shall be bound hereby.
Section 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 5. Counterparts. The parties may sign any number of copies of this Amendment. Each signed copy shall be an original, but all of them together represent the same agreement.
Section 6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

CONTURA ENERGY, INC.
By:	/s/ Mark M. Manno
Name: Mark M. Manno
Title: EVP, General Counsel, Secretary & CPO

[Signature Page to Amendment to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

Highbridge Tactical Credit & Convertibles Master Fund, L.P. By: Highbridge Capital Management, LLC, as Trading Manager
By:	/s/ Jason Hempel
Name: Jason Hempel
Title: Managing Director

Highbridge International LLC By: Highbridge Capital Management, LLC, as Trading Manager
By:	/s/ Jason Hempel
Name: Jason Hempel
Title: Managing Director

[Signature Page to Amendment to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BlueMountain Foinaven Master Fund L.P. By: BlueMountain Capital Management, LLC, its investment manager
By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain Equity Alternatives Master Fund L.P. By: BlueMountain Capital Management, LLC, its investment manager
By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain Guadalupe Peak Fund L.P. By: BlueMountain Capital Management, LLC, its investment manager
By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

[Signature Page to Amendment to Registration Rights Agreement]

BlueMountain Logan Opportunities Master Fund L.P. By: BlueMountain Capital Management, LLC, its investment manager
By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain Montenvers Master SCA SICAV- SIF By: BlueMountain Capital Management, LLC, its investment manager
By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain Kicking Horse Fund L.P. By: BlueMountain Capital Management, LLC, its investment manager
By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain Timberline Ltd. By: BlueMountain Capital Management, LLC, its investment manager
By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

[Signature Page to Amendment to Registration Rights Agreement]